SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 1, 2002



                 Trust Certificates (TRUCs), Series 2001-2 Trust
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


                      New York                 333-58504-02     13-7294824
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(State or other jurisdiction                  (Commission    (I.R.S. employer
   of incorporation)                           file number)  identification no.)

     c/o U.S. Bank Trust National Association.
     100 Wall Street, Suite 1600
     New York, New York                                           10005
     --------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code (212)-361-2459
                                                   --------------


                                 N/A
---------------------------------   -------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.

                  Not Applicable.
Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.
Item 3.           Bankruptcy or Receivership.

                  Not Applicable.
Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.
Item 5.           Other Events.

                  Not Applicable.
Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.
Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Trustee's Report in respect of the June 1, 2002 Distribution Date


Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    Trust Certificates (TRUCs), Series 2001-2 Trust
                    By:   U.S. Bank Trust National Association,
                          not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-2 Trust


                    By: /s/ Marlene J. Fahey
                    ------------------------
                    Name:  Marlene J. Fahey
                    Title: Vice President


Dated: June 7, 2002

                                  EXHIBIT INDEX


Exhibit                                                                  Page
-------                                                                  ----


1. Trustee's Report in respect of the June 1, 2002 Distribution Date       5